C-BASS

            MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1


                           $ 224,676,000 (APPROXIMATE)
                               Subject to Revision


                     March 1, 2001- Computational Materials


J.P. Morgan Securities Inc. (JPMSI) and Chase Securities Inc. (CSI), members NYSE and SIPC. JPMorgan is the marketing name used by J.P. Morgan Chase & Co. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

This report is based on information provided by Credit-Based Asset Servicing and Securitization LLC. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.


JPMORGAN







THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                [LOGO] C-BASS[SM]
                           CREDIT-BASED ASSET SERVICING
                             AND SECURITIZATION LLC


                                    JPMORGAN

--------------------------------------------------------------------------------


RMBS NEW ISSUE TERM SHEET

$ 224,676,000 CERTIFICATES (APPROXIMATE)


C-BASS MORTGAGE LOAN
ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
CLASSES A-1F, A-2F, A-3F, A-1A, M-1, M-2, B-1 & B-2

ASSET BACKED FUNDING CORPORATION
DEPOSITOR

CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
SELLER

LITTON LOAN SERVICING LP
SERVICER






MARCH 1, 2001

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                              OFFERED CERTIFICATES:

----------------------------------------------------------------------------------------------------------------------------
                                                TO MATURITY:
----------------------------------------------------------------------------------------------------------------------------


                                                                        Expected                  Expected Ratings
                                                            Est.          Last       ------------- ------------- -----------
                                                  Est.      Prin.       Scheduled
             Approximate      Loan     Coupon     WAL      Window     Distribution     S&P           Moody's        Fitch
Class           Size*         Group     Type     (yrs)     (mos)         Date
----------- ---------------- -------- ----------- ------ ----------- --------------  ------------- ------------- -----------
A-1F**           43,000,000     1        Fxd      1.00      1-27       01/25/14         AAA           Aaa           AAA
A-2F**           16,000,000     1        Fxd      3.01      27-52      11/25/18         AAA           Aaa           AAA
A-3F**           13,172,000     1        Fxd      5.49      52-85      05/25/23         AAA           Aaa           AAA
A-1A**          123,000,000     2        Flt      2.94      1-87       09/25/30         AAA           Aaa           AAA
M-1**            11,348,000    1,2       Fxd      5.36      40-87      05/25/30          AA           Aa2           AA
M-2**             7,943,000    1,2       Fxd      5.21      38-87      02/25/30          A             A2            A
B-1**             6,241,000    1,2       Fxd      4.98      37-87      10/25/29         BBB           Baa2          BBB
B-2               3,972,000    1,2       Fxd      4.41      37-87      11/25/28          BB           Ba2         [BBB-]

----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------

                                                   TO CALL:
----------------------------------------------------------------------------------------------------------------------------


                                                                        Expected                  Expected Ratings
                                                            Est.          Last       ------------- ------------- -----------
                                                  Est.      Prin.       Scheduled
             Approximate      Loan     Coupon     WAL      Window     Distribution     S&P           Moody's        Fitch
Class           Size*         Group     Type     (yrs)     (mos)         Date
----------- ---------------- -------- ----------- ------ ----------- --------------  ------------- ------------- -----------
A-1F**           43,000,000     1        Fxd      1.00      1-27       01/25/14         AAA           Aaa           AAA
A-2F**           16,000,000     1        Fxd      3.01      27-52      11/25/18         AAA           Aaa           AAA
A-3F**           13,172,000     1        Fxd      5.49      52-85      05/25/23         AAA           Aaa           AAA
A-1A**          123,000,000     2        Flt      2.53      1-207      10/25/28         AAA           Aaa           AAA
M-1**            11,348,000    1,2       Fxd      4.82      40-155     10/25/28          AA           Aa2           AA
M-2**             7,943,000    1,2       Fxd      4.76      38-141     10/25/28          A             A2            A
B-1**             6,241,000    1,2       Fxd      4.72      37-120     10/25/28         BBB           Baa2          BBB
B-2               3,972,000    1,2       Fxd      4.40      37-91      10/25/28          BB           Ba2         [BBB-]
----------- ---------------- -------- ----------- ------ ----------- -------------- ------------- ------------- ------------
*   The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

**  Priced to call.



--------------------------------------------------------------------------------
DISTRIBUTIONS:

(1) If the optional clean-up call is not exercised by the Seller, the margin on the Class A-1A Certificates will double, and the pass-through rate on the Class A-2F and Class A-3F Certificates will increase by 50 bps per annum.

(2) The pricing speed for the Mortgage Loans is 12% CPR for the FHA/VA loans in Loan Group 1; 21% CPR for the non-FHA/VA loans in Loan Group 1 and 100% PPC for Loan Group 2 in accordance with the prepayment vector as described on page 34 herein. Together, these pricing speeds will be equivalent to 100% of the Prepay Assumption.

(3) The Class A-2F and Class A-3F Certificates are subject to a maximum rate equal to the lesser of (i) the applicable Pass Through Rate and (ii) the Group 1 Net Funds Cap. The Class A-1A Certificates are subject to a maximum rate equal to the lesser of (i) the applicable Pass Through Rate and (ii) the Group 2 Net Funds Cap. The Class M-1, Class M-2, Class B-1 and Class B-2 Certificates are subject to a maximum rate equal to the Pool Cap.

(4) Class M-1, Class M-2, Class B-1 and Class B-2 Certificates are not expected to receive principal payments until the Stepdown Date.

(5) All of the Offered Certificates, except for the Class A-1A Certificates, will settle with approximately 42 days of accrued interest. The Class A-1A Certificates will settle flat.

--------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]
                                        3

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        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                                SUMMARY OF TERMS
                                ----------------


TITLE OF SECURITIES:      C-BASS Mortgage Loan
                          Asset-Backed Certificates, Series 2001-CB1

SERVICER:                 Litton Loan Servicing LP, a subsidiary of the Seller.

SELLER:                   Credit-Based Asset Servicing and Securitization LLC
                          ("C-BASS")

TRUSTEE:                  U.S. Bank

CUSTODIAN:                Bank One Trust Company, NA

RATING AGENCIES:          Standard and Poor's ("S&P"), Moody's Investors Service
                          ("Moody's") and Fitch IBCA, Inc. ("Fitch")

LEAD UNDERWRITERS:        Banc of America Securities LLC

CO-MANAGER:               JPMorgan

SETTLEMENT DATE:          On or about March 13, 2001.

DISTRIBUTION DATES:       25th of each month, or if such day is not a business
                          day, the next succeeding business day, beginning on March 26, 2001.

RECORD DATE:              For the Offered Certificates, (other than the Class
                          A-1A Certificates) the last business day in the month preceding the applicable Distribution Date. For the Class A-1A Certificates, the Record Date is the business day preceding the Distribution Date.

CUT-OFF DATE:             The close of business February 1, 2001.

PAYMENT DELAY:            With respect to the Offered Certificates (other than
                          the Class A-1A Certificates), 24 days and with respect to the Class A-1A Certificates, 0 days.

DAY COUNT:                With respect to the Offered Certificates (other than
                          the Class A-1A Certificates), 30/360 and with respect to the Class A-1A Certificates, Actual/360.

SERVICING FEE:            0.50% for the Group 1 and Group 2 Mortgage Loans.

TRUSTEE FEE:              0.01% of the aggregate principal balance of the
                          Mortgage Loans.

SPECIAL SERVICING FEE:    $150 per Mortgage Loan that is 90 or more days
                          delinquent and is not a Re-Performing Loan, payable monthly for eighteen consecutive months commencing in the first month after the Cut-off Date in which payments on such Mortgage Loan are 90 or more days delinquent, unless such Mortgage Loan becomes less than 90 days delinquent or is liquidated or repurchased. The Special Servicing Fee will be subordinate to cashflows to the Offered Certificates.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

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        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


OPTIONAL CLEAN-UP CALL:   Any Distribution Date on or after which the aggregate
                          principal balance of the Mortgage Loans declines to 10% or less of the aggregate principal balance as of the Cut-off Date ("Cut-off Balance").

DENOMINATION:             $25,000 and multiples of $1 in excess thereof.

SMMEA ELIGIBILITY:        The Offered Certificates will NOT be SMMEA eligible.

ERISA ELIGIBILITY:        The Senior Certificates may be ERISA eligible.

TAX STATUS:               The Offered Certificates will be designated as regular
                          interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

THE MORTGAGE LOAN POOL
----------------------

GROUP 1 MORTGAGE LOANS:   Consist of approximately 1,362 fixed rate mortgage
                          loans with an aggregate principal balance of approximately $103,889,813.66.

GROUP 2 MORTGAGE LOANS:   Consist of approximately 1,105 adjustable rate
                          mortgage loans with an aggregate principal balance of approximately $123,054,800.04.

INITIAL MORTGAGE POOL:    o  The collateral information presented in this term
                             sheet regarding the Mortgage Pool is as of February 1, 2001.

                          o Consists of fixed and adjustable rate, FHA/VA insured and conventional closed-end mortgage loans, secured by 1st and 2nd lien, level pay and balloon mortgages on primarily 1-4 family properties.

                          o The Group 1 Mortgage Loans and Group 2 Mortgage Loans consist of Performing Mortgage Loans, Sub-Performing Mortgage Loans and Re-Performing Mortgage Loans. Please see "Collateral Description" for additional information.

                          o For collateral statistics, please see the "Description of the Collateral" below.

CREDIT ENHANCEMENT:       CLASS A CREDIT ENHANCEMENT
                          --------------------------

                          (1)  Excess cash.

                          (2) Subordination of Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, totaling 13.00% of the original Mortgage Loan amount and initial overcollateralization of 1.00% of the original Mortgage Loan amount.

                          CLASS M-1, CLASS M-2, CLASS B-1 AND CLASS B-2 CREDIT ENHANCEMENT
                          ----------------------------------------------------

                          (1)  Excess cash.

                          (2) Class M-1 is enhanced by 8.00% in subordinate certificates and overcollateralization initially equal to 1.00% of the original Mortgage Loan amount.

                          (3) Class M-2 is enhanced by 4.50% in subordinate certificates and overcollateralization initially equal to 1.00% of the original Mortgage Loan amount.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

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        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          (4) Class B-1 is enhanced by 1.75% in subordinate certificates and overcollateralization initially equal to 1.00% of the original Mortgage Loan amount.

                          (5) Class B-2 is enhanced by overcollateralization initially equal to 1.00% of the original Mortgage Loan amount.


OVERCOLLATERALIZATION:    (1)  Before the Stepdown Date, the overcollateral-
                               ization requirement is 1.00% of the original
                               Mortgage Loan amount.

                          (2) On and after the Stepdown Date, (assuming a Trigger Event is not in effect), the overcollateralization requirement is the lower of 2.00% of the current aggregate Mortgage Loan amount and 1.00% of the original Mortgage Loan amount.

                          (3) The overcollateralization requirement is subject to a floor of 0.50% of the original Mortgage Loan amount.

                          (4) Overcollateralization will be fully funded on the closing date.

MONTHLY SERVICER          ACTUARIAL LOANS
ADVANCES:                 --------------

                          The Servicer is required to advance scheduled principal and interest (net of the Servicing Fee) for any delinquent Mortgage Loan until such loan becomes an REO, but is not required to make any advance which the Servicer deems to be nonrecoverable or with respect to reduction in the monthly payment due to bankruptcy proceedings or the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act").

                          SIMPLE INTEREST LOANS
                          ---------------------

                          The Servicer is NOT required to advance scheduled principal and interest for any delinquent Mortgage Loan.



PREPAYMENT INTEREST       For any Distribution Date, an amount equal to the
SHORTFALL:                interest at the mortgage interest rate for such
                          Mortgage Loan (the "Mortgage Interest Rate") (net of the related Servicing Fee) on the amount of such principal prepayment for the number of days commencing on the date on which the principal prepayment is applied and ending on the last day of the prior calendar month. The Servicer will cover Prepayment
                          Interest Shortfalls on Mortgage Loans to the extent that this amount does not exceed one-half of its servicing fee for such Distribution Date. However, the Servicer will not cover Prepayment Interest Shortfalls on Mortgage Loans that are subject to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended or on Simple Interest Loans.





The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

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        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                             INTEREST DISTRIBUTIONS
                             ----------------------


INTEREST ACCRUAL:         o  Interest will accrue on the Class A-1F, Class A-2F
                             and Class A-3F Certificates at a rate equal to the lesser of (i) the applicable pass through rate and
                             (ii) the Group 1 Net Funds Cap.

                          o Interest will accrue on the Class A-1A Certificates at a rate equal to the lesser of (i) the applicable pass through rate and (ii) the Group 2 Net Funds Cap.

                          o For any Distribution Date, except for the first accrual period, interest on the Class A-1A Certificates accrues from the last Distribution Date to the day preceding the current Distribution Date on an Actual/360 basis. The first accrual period for the Class A-1A Certificates will begin on the Settlement Date and end on March 25, 2001.

                          o  The pass-through rate for the Class A-1A
                             Certificates is equal to 1 month LIBOR plus the applicable margin.

                          o For any Distribution Date, interest on the Offered Certificates (other than the Class A-1A Certificates) accrues during the calendar month prior to the current Distribution Date on a 30/360 basis.

                          o Interest will accrue on the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates at a rate equal to the lesser of (i) the applicable pass through rate, and (ii) the Pool Cap.


STEP-UP COUPON:           If the optional clean-up call is not exercised
                          by the Seller, the margin on the Class A-1A
                          Certificates will double, and the pass-through rates on the Class A-2F and Class A-3F Certificates will increase by 50 bps per annum.


CLASS A-1A LIBOR          If the pass-through rate on the Class A-1A
CARRYOVER AMOUNT:         Certificates (the "Class A-1A Pass-Through Rate") is
                          reduced to the Group 2 Net Funds Cap, any interest which would have accrued at the Class A-1A
                          Pass-Through Rate but is unpaid due to the application of the Group 2 Net Funds Cap will be payable on the next Distribution Date, together with accrued interest thereon at the then current Class A-1A Pass-Through
                          Rate, to the extent of certain available funds.


GROUP 1 NET FUNDS CAP:    The Group 1 Net Funds Cap shall equal the product of
                          (i) the average of the Mortgage Interest Rates of the Group 1 Mortgage Loans (net of the Servicing Fees, the
                          MI premium and the Trustee Fee), weighted on the basis of the related Mortgage Loan balances as of the first day of the related collection period and (ii) the pool balance divided by the aggregate certificate principal balance of the Offered Certificates.


GROUP 2 NET FUNDS CAP:    The Group 2 Net Funds Cap shall equal the product of
                          (i) the average of the Mortgage Interest Rates of the Group 2 Mortgage Loans (net of the Servicing Fee, the
                          MI premium and the Trustee Fee), weighted on the basis of the related Mortgage Loan balances as of the first day of the related collection period, each expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period, and (ii) the pool balance divided by the aggregate certificate principal balance of the Offered
                          Certificates.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

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        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------



POOL CAP:                 The Pool Cap shall equal the product of (i) the
                          average of the Mortgage Interest Rates (net of the Servicing Fee, the MI premium and the Trustee Fee), weighted on the basis of the Mortgage Loan balances as of the first day of the related collection period, in the case of the Class A-1A Certificates, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period, and (ii) the pool balance divided by the aggregate certificate principal balance of the Offered
                          Certificates.




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

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        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------





                             PRINCIPAL DISTRIBUTIONS


SENIOR CERTIFICATES:      Class A-1F, Class A-2F, Class A-3F and Class A-1A
                          Certificates.

SUBORDINATE CERTIFICATES: Class M-1, Class M-2, Class B-1 and Class B-2
                          Certificates.

PRINCIPAL PAYMENTS:       Payments of principal to the Senior Certificates are
                          derived primarily from collections of principal on the related Mortgage Loan Group.

PRINCIPAL DISTRIBUTION    The sum of (i) all principal amounts collected or
AMOUNT:                   advanced on the Mortgage Loans during the related
                          collection period or prepayment period, as applicable, less the amount, if any, by which the overcollateralization amount for the Offered
                          Certificates exceeds the Targeted
                          Overcollateralization Amount for such Distribution
                          Date and (ii) the amount, if any, by which the Targeted Overcollateralization Amount exceeds the overcollateralization amount for such Distribution
                          Date.

SENIOR PRINCIPAL          As to (a) any Distribution Date prior to the Stepdown
DISTRIBUTION AMOUNT       Date or during the continuation of a Trigger Event,
(SENIOR PDA):             the lesser of (1) 100% of the Principal Distribution
                          Amount and (2) the aggregate certificate principal balance of the Senior Certificates, and (b) any other
                          Distribution Date the lesser of (i) the Principal
                          Distribution Amount and (ii) an amount equal to the excess, if any, of (x) the aggregate certificate principal balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                          72.00% and (ii) the pool balance as of the last day of the related collection period and (B) the pool balance as of the last day of the related collection period minus the product of (i) 0.50% and (ii) the pool balance on the Cut-off Date.

GROUP 1 SENIOR PRINCIPAL  The Group 1 Senior Principal Distribution Amount
DISTRIBUTION AMOUNT:      ("Group 1 Senior PDA") equals the lesser of (i) the
                          Senior PDA multiplied by the Group 1 Principal
                          Percentage and (ii) the Group 1 Principal Balance of the Senior Certificates.

                          The "Group 1 Principal Percentage" equals the amount of principal collections on the Group 1 Mortgage Loans for the related collection period or prepayment period, as applicable, divided by the aggregate amount of principal collections on the Mortgage Loans for such period.

                          The "Group 1 Principal Balance" is equal to the sum of the principal balance of the Mortgage Loans in Loan Group 1.

GROUP 2 SENIOR PRINCIPAL  The Group 2 Senior Principal Distribution Amount
DISTRIBUTION              AMOUNT: ("Group 2 Senior PDA") equals the lesser of
                          (i) the Senior PDA multiplied by the Group 2 Principal
                          Percentage and (ii) the Group 2 Principal Balance of the Senior Certificates.

                          The "Group 2 Principal Percentage" equals the amount of principal collections on the Group 2 Mortgage Loans for the related collection period or prepayment period, as applicable, divided by the aggregate amount of principal collections on the Mortgage Loans for such period.

                          The "Group 2 Principal Balance" is equal to the sum of the principal balance of the Mortgage Loans in Loan Group 2.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

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        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------




ALLOCATION OF PRINCIPAL   Senior PDA is paid as follows:
BETWEEN THE SENIOR
CERTIFICATES:             1.   The Group 1 Senior PDA, first, to the Class
                               A-1F Certificates, until their certificate principal balance has been reduced to zero, second, to the Class A-2F Certificates, until their certificate principal balance has been reduced to zero, third, to the Class A-3F
                               Certificates, until their certificate principal balance has been reduced to zero and fourth, to the Class A-1A Certificates.

                          2. The Group 2 Senior PDA, first, to the Class A-1A Certificates, until their certificate principal balance has been reduced to zero and second, sequentially to the senior fixed rate certificates.


CLASS M-1, CLASS M-2,     On any Distribution Date prior to the Stepdown Date or
CLASS B-1 AND CLASS B-2   during the continuation of a Trigger Event, any
PRINCIPAL DISTRIBUTIONS:  portion of the Principal Distribution Amount remaining after the Senior Certificates have been reduced to zero will be distributed first to the Class M-1
                          Certificates, second, to the Class M-2 Certificates, third, to the Class B-1 Certificates and fourth to the Class B-2 Certificates until their respective principal balances have been reduced to zero.

                          On any Distribution Date on or after the Stepdown Date and so long as a Trigger Event is not in effect, any portion of the Principal Distribution Amount remaining after the Senior Principal Distribution Amount has been distributed to the Senior Certificates will be distributed to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, in that order, up to their Subordinate Principal Distribution Amounts. The "Subordinate Principal Distribution Amount" for the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, respectively, is the excess, of (x) the sum of the certificate principal balance of such Class and all more senior classes of the Offered Certificates (after taking into account principal distributions to the more senior certificates) over
                          (y) the lesser of (A) the product of the related class target credit enhancement percentage and (ii) the pool balance as of the last day of the related collection period and (B) the pool balance as of the last day of the related collection period minus the product of (i) 0.50% and (ii) the pool balance as of the Cut-off Date.





The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------




                 CREDIT ENHANCEMENT - SENIOR/SUBORDINATE STRUCTURE
                 -------------------------------------------------


OVERCOLLATERALIZATION:    On any Distribution Date, interest and principal
                          collections on the Mortgage Loans in excess of the amount required to make interest and principal distributions on the Offered Certificates will be applied first to cover certain shortfalls on the Senior Certificates, then to maintain the overcollateralization for the Offered Certificates and finally, to cover certain shortfalls on the Subordinate Certificates.

SUBORDINATION:            If excess spread and overcollateralization is
                          insufficient to cover losses on any Mortgage Loans, those losses will be applied in reduction of the principal balances of the Subordinate Certificates, in reverse order of seniority.

MI POLICY:                As of the Cut-off Date, approximately 46.96% of the
                          Mortgage Loans will be covered by a mortgage insurance policy (the "MI Policy") issued by Mortgage Guaranty
                          Insurance Corporation ("MGIC"). For each of these
                          Mortgage Loans, MGIC provides insurance coverage, subject to certain carveouts, down to 60% of the value of the related mortgaged property.

CROSS-COLLATERALIZATION:  o  Principal and Interest collections on the Group 1
                             Mortgage Loans will be available to cover certain shortfalls on the Class A-1A Certificates.

                          o Principal and Interest collections on the Group 2 Mortgage Loans will be available to cover certain shortfalls on the Class A-1F, Class A-2F and Class A-3F Certificates.

                          o Excess interest from both groups will be used to maintain the overcollateralization.

TARGETED                  Prior to the Stepdown Date, 1.00% of the aggregate
OVERCOLLATERALIZATION     initial principal balance of the Mortgage Loans. On
AMOUNT:                   and after the Stepdown Date, the lesser of (i) 1.00%
                          of the aggregate initial principal balance of the Mortgage Loans and (ii) the greater of (A) 2.00% of the aggregate current principal balance of the Mortgage Loans and (B) 0.50% of the aggregate initial principal balance of the Mortgage Loans.

CREDIT SUPPORT             Initial Credit Support*             After Stepdown Date*
PERCENTAGE:                -----------------------             --------------------

                            Class            Percent        Class            Percent
                            -----            -------        -----            -------
                             A-1F, A-2F,      14.00%        A-1F, A-2F,       28.00%
                             A-3F, A-1A                     A-3F, A-1A
                             M-1               9.00%        M-1               18.00%
                             M-2               5.50%        M-2               11.00%
                             B-1               2.75%        B-1                5.50%
                             B-2               1.00%        B-2                2.00%

                          * Approximate due to rounding.

STEPDOWN DATE:            The later to occur of (x) the earlier to occur of (A)
                          the Distribution Date in March 2004 and (B) the
                          Distribution Date on which the aggregate class principal balance of the Senior Certificates is reduced to zero, and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement
                          Percentage.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


TRIGGER EVENT:            Is in effect on a Distribution Date if any one of the
                          following conditions exist as of the last day of the immediately preceding collection period:

                          (a)  The "Rolling Six Month 60+ Delinquency
                               Percentage" equals or exceeds [45%]* of the Senior Enhancement Percentage; provided, that if the certificate principal balance of the Senior Certificates has been reduced to zero, a Trigger Event will have occurred if the six-month rolling average of the 60+ Day Delinquent Loans equals or exceeds [15%]*; or

                               The aggregate amount of realized losses incurred since the Cut-off Date through the last day of such preceding collection period divided by the initial pool balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

                              Distribution Date                      Percentage
                              -----------------                      ----------

                              March 25, 2004 to February 25, 2005       [2.75%]*
                              March 25, 2005 to February 25, 2006       [3.50%]*
                              March 25, 2006 to February 25, 2007       [4.00%]*
                              March 25, 2007 and thereafter             [4.50%]*


60+ DAY DELINQUENT LOAN:  Each Mortgage Loan with respect to which any portion of a monthly payment is, as of the last day of the prior collection period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Settlement Date.

ROLLING SIX MONTH 60+     With respect to any Distribution Date, the average of
DAY DELINQUENT            the percentage equivalents of the fractions determined
PERCENTAGE:               for each of the six immediately preceding collection
                          periods, the numerator of each of which is equal to the aggregate Principal Balance of Mortgage Loans that are 60+ Day Delinquent Loans (other than Re-Performing
                          60+ Day Delinquent Loans) as of the end of the day immediately preceding the end of each such collection period, and the denominator of which is the aggregate
                          Mortgage Loan balance as of the end of the related collection period.

RE-PERFORMING 60+ DAY     Each Mortgage Loan with respect to which, as of any
DELINQUENT LOAN:          date of determination, (x) any portion of a monthly
                          payment is, as of the last day of the prior collection period, two months or more past due and (y) with respect to which the mortgagor has made three monthly payments within the three calendar months preceding such date of determination.







* These numbers are estimates and therefore subject to revision.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------




                               COLLATERAL OVERVIEW
                               -------------------


The Mortgage Pool will consist of two loan groups, Loan Group 1 and Loan Group
2. The Mortgage Loans in Group 1 are fixed rate FHA/VA insured mortgage loans or fixed rate conventional, one- to four-family, first and second lien mortgage loans. The Mortgage Loans in Loan Group 2 are adjustable rate, one- to four-family, first lien mortgage loans. Both Loan Group 1 and Loan Group 2 consist of Performing Mortgage Loans, Sub-Performing Mortgage Loans and Re-Performing Mortgage Loans.

Performing Mortgage Loans
"Performing Mortgage Loan" is a Mortgage Loan (which might be a Forbearance Plan Mortgage Loan or a Bankruptcy Plan Mortgage Loan) pursuant to which no payment due under the related mortgage note (or any modification thereto) prior to the Cut-off Date, is 30 days Delinquent.

A Mortgage Loan is "Delinquent," if the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related mortgagor under the related Mortgage Note (the "Monthly Payment") due on a due date is not paid by the close of business on the next scheduled due date for such Mortgage Loan. Thus, a Mortgage Loan for which the mortgagor failed to make the Monthly Payment on January 1, 2001 will be reported as Delinquent as of the close of business on February 1, 2001 if the Monthly Payment is not made by such time.

RE-PERFORMING MORTGAGE LOAN
---------------------------

A "Re-Performing Mortgage Loan" is a Mortgage Loan (that might be a Forbearance Plan Mortgage Loan or a Bankruptcy Plan Mortgage Loan) which had defaulted in the past and which is currently at least 90 days Delinquent with respect to certain Regular Scheduled Payments but which satisfies one of the following criteria (the "Re-Performance Test"):

            (i) the mortgagor has made at least three aggregate Regular Scheduled Payments in the three calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to November 1, 2000), or

            (ii) the mortgagor has made at least four aggregate Regular Scheduled Payments in the four calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to October 1, 2000), or

            (iii) the mortgagor has made at least five aggregate Regular Scheduled Payments in the five calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to September 1, 2000).

SUB-PERFORMING MORTGAGE LOAN
----------------------------

"Sub-Performing Mortgage Loan" is a Mortgage Loan pursuant to which a payment due prior to the Cut-off Date under the terms of the related mortgage note (or any modification thereto), is at least 30 but not more than 89 days Delinquent. Certain Sub-Performing Mortgage Loans have been modified in writing and are also characterized as follows:

            (i) "Forbearance Plan Mortgage Loan" is a Mortgage Loan in which the related mortgagor must make monthly payments ("Modified Scheduled Payments") in an amount at least equal to the sum of (i) the amount of the monthly scheduled payment of principal and interest determined in accordance with such mortgage loan's original amortization schedule ("Regular Scheduled Payments") plus (ii) an additional amount to be applied to pay down the total amount of scheduled monthly payments due thereon on or before the Cut-off Date but not received prior to the Cut-off Date plus the aggregate amount of tax and insurance advances made with respect to such Mortgage Loan to the extent remaining outstanding as of the Cut-off Date.

            (ii) "Bankruptcy Plan Mortgage Loan" is a Mortgage Loan in which the related mortgagor defaulted and, after default, became the subject of a case under Title 11 of the United States Code (the "Bankruptcy Code") and, as of the Cut-off Date, had a confirmed bankruptcy plan. Each such bankruptcy plan generally requires the related mortgagor to make Modified Scheduled Payments in an amount at least equal to (i) the Regular Scheduled Payment plus (ii) an additional amount sufficient to pay down overdue amounts resulting from the period of default, generally over a period of three to five years from the commencement of such bankruptcy plan.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------



ARREARAGE
---------

With respect to certain Delinquent Mortgage Loans, the total amount of scheduled monthly payments due thereon on or before the Cut-off Date but not received prior to the Cut-off Date, together with any outstanding servicing advances on such Mortgage Loans, is referred to as the "Arrearage." The Servicer has previously made advances in respect of the Arrearages. Any Arrearage shall not be included as part of the Trust Fund and, accordingly, payments with respect to Arrearage will not be payable to the Certificateholders as and when received. However, the Servicer shall be required to make servicing advances on Actuarial Loans that become a Delinquent Mortgage Loan and make advances of delinquent payments of principal and interest on Delinquent Mortgage Loans, each to the extent such advances are deemed recoverable, until such Mortgage Loans become current or REO.

FHA MORTGAGE LOANS
------------------

The FHA Mortgage Loans will be insured by the Federal Housing Administration ("FHA") of the United States Department of Housing and Urban Development ("HUD") as authorized under the National Housing Act of 1934, as amended (the "National Housing Act"), and the United States Housing Act of 1937, as amended (the "United States Housing Act"). No FHA Mortgage Loan may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of such FHA Mortgage Loan.

VA MORTGAGE LOANS
-----------------

The VA Mortgage Loans will be partially guaranteed by The United States Department of Veterans Affairs (the "VA") under the Servicemen's Readjustment Act of 1944, as amended. The Servicemen's Readjustment Act of 1944, as amended, permits a veteran (or in certain instances the spouse of a veteran) to obtain a mortgage loan guarantee by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has a current mortgage loan limit of $203,000, requires no down payment from the purchaser and permits the guarantee of mortgage loans of generally up to 30 years' duration. However, no VA Mortgage Loan will have an original principal amount greater than five times the amount of the related guarantee.





The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------



MORTGAGE LOAN CHARACTERISTICS

Loan Group 1

The following summarizes the characteristics of the Mortgage Loans (percentages are based on the aggregate Principal Balances as of February 1, 2001). The characteristics of the Mortgage Loans in the Prospectus Supplement will supercede the descriptions of the characteristics below.


Aggregate Current Principal Balance:                                            $103,889,813.66
Average Outstanding Principal Balance:                                               $76,277.40
Range of Outstanding Principal Balances:                                 $274.87 to $574,522.73
Average Original Principal Balance:                                                  $78,669.92
Range of Original Principal Balances:                                 $10,000.00 to $649,950.00
Loans with Prepayment Penalties:                                                         36.90%
Second Liens:                                                                             0.03%
FHA Mortgage Loans:                                                                       3.75%
VA Mortgage Loans:                                                                        1.58%
Sub-Prime Loans:                                                                         81.74%
Simple Interest Loans:                                                                    2.43%
Loans with Mortgage Insurance:                                                           51.92%

Performing Loans:                                                                        86.18%
Sub-Performing Loans:                                                                     8.84%
     Sub-Performing Loans that are Forbearance Plan Loans:                                3.17%
     Sub-Performing Loans that are Bankruptcy Plan Loans:                                 2.07%
Re-Performing Loans:                                                                      4.98%
     Re-Performing Loans that are Forbearance Plan Loans:                                34.96%
     Re-Performing Loans that are Bankruptcy Plan Loans:                                 62.06%

 Weighted Average Loan Rate:                                                            10.024%
 Range of Loan Rates:                                                         5.375% to 21.250%
 Weighted Average CLTV:                                                                  81.75%
 Weighted Average Original Term to Maturity:                                         298 months
 Weighted Average Remaining Term to Stated Maturity:                                 271 months
 Balloon Loans:                                                                          20.70%
 Max Zip Code Concentration (%):                                                          0.63%
 Max Zip Code Concentration (zip):                                                        07458

Geographic Concentrations in Excess of 5%:
 Florida                                                                                 11.01%
 California                                                                               9.81%
 Texas                                                                                    9.77%
 New York                                                                                 9.47%
 Michigan                                                                                 5.82%



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------




MORTGAGE LOAN CHARACTERISTICS

Loan Group 2 - ARMS

The following summarizes the characteristics of the Mortgage Loans (percentages are based on the aggregate Principal Balances as of February 1, 2001). The characteristics of the Mortgage Loans in the Prospectus Supplement will supercede the descriptions of the characteristics below.


 Aggregate Current Principal Balance:                                              $123,054,800.04
 Average Outstanding Principal Balance:                                                $111,361.81
 Range of Outstanding Principal Balances:                                 $6,815.97 to $546,867.83
 Average Original Principal Balance:                                                   $112,142.66
 Range of Original Principal Balances:                                   $14,320.00 to $553,000.00
 Second Liens:                                                                               0.00%
 Loans with Prepayment Penalties:                                                           71.88%
 Loans with Negative Amortization:                                                           0.00%
 Index:
     6ML                                                                                    92.74%
     1 YR CMT                                                                                7.07%
     Other                                                                                   0.19%

 Mortgage Interest Rates by Index  (ARM loans only)
     6ML                                                                                   10.994%
     1 YR CMT                                                                               7.572%
     Other                                                                                  9.021%
 Gross Margin Weighted Avg by Index  (ARM loans only)
     6ML                                                                                    6.345%
     1 YR CMT                                                                               2.819%
     Other                                                                                  3.893%

 FHA Mortgage Loans:                                                                         0.48%
 VA Mortgage Loans:                                                                          0.00%
 Sub-Prime Loans:                                                                           97.93%
 Simple Interest Loans:                                                                      0.14%
 Loans with Mortgage Insurance:                                                             51.88%

 Performing Loans:                                                                          95.14%
 Sub-Performing Loans:                                                                       3.71%
     Sub-Performing Loans that are Forbearance Plan Loans:                                   5.06%
     Sub-Performing Loans that are Bankruptcy Plan Loans:                                    0.00%
 Re-Performing Loans:                                                                        1.15%
     Re-Performing Loans that are Forbearance Plan Loans:                                    2.33%
     Re-Performing Loans that are Bankruptcy Plan Loans:                                    92.29%

 Weighted Average Loan Rate:                                                               10.748%
 Range of Loan Rates:                                                            5.875% to 16.500%
 Weighted Average CLTV:                                                                     79.08%
 Weighted Average Original Term to Maturity:                                            355 months
 Weighted Average Remaining Term to Stated Maturity:                                    344 months


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------




MORTGAGE LOAN CHARACTERISTICS

Loan Group 2 - ARMS continued

 For the ARM loans only:
 Weighted Average Maximum Loan Rate:                                                       16.647%
   Range of Maximum Loan Rates:                                                 10.625% to 22.750%
 Weighted Average Minimum Loan Rate:                                                       10.394%
    Range of Minimum Loan Rates:                                                 2.750% to 15.900%
 Weighted Average Initial Rate Adjustment Cap:                                              2.587%
    Range of Initial Rate Adjustment Caps:                                        1.000% to 6.000%
 Weighted Average Periodic Rate Adjustment Cap:                                             1.175%
    Range of Periodic Rate Adjustment Caps:                                       1.000% to 3.000%
 Weighted Average Months to Next Roll:                                                 23.8 months
    Range of Months to Next Roll:                                             1 month to 69 months
 Weighted Average Interest Roll Frequency:                                            6.467 months

 Max Zip Code Concentration (%):                                                             0.59%
 Max Zip Code Concentration (zip):                                                           94596

 Geographic Concentrations in Excess of 5%:
  California                                                                               29.06%
  Florida                                                                                   9.27%









The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 1


PRINCIPAL BALANCE
                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
           PRINCIPAL BALANCE               MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 1 OUTSTANDING


            $.01 to  50,000.00                 545           $17,852,507.78                  17.18%
      $50,000.01 to 100,000.00                 509            36,049,081.23                  34.70
     $100,000.01 to 150,000.00                 179            21,926,498.46                  21.11
     $150,000.01 to 200,000.00                  71            12,164,257.42                  11.71
     $200,000.01 to 250,000.00                  28             6,132,363.44                   5.90
     $250,000.01 to 300,000.00                  17             4,739,055.22                   4.56
     $300,000.01 to 350,000.00                   7             2,268,970.89                   2.18
     $350,000.01 to 400,000.00                   2               716,458.34                   0.69
     $400,000.01 to 450,000.00                   1               418,508.46                   0.40
     $450,000.01 to 500,000.00                   1               477,683.91                   0.46
     $550,000.01 to 600,000.00                   2             1,144,428.51                   1.10
                                        ---------------------------------------------------------------------------
                 TOTAL                       1,362          $103,889,813.66                 100.00%


ORIGINAL TERM
                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
        ORIGINAL TERM (MONTHS)             MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 1 OUTSTANDING


               37 to 60                             2               $22,656.31                   0.02%
               61 to 84                             1                31,300.88                   0.03
               85 to 120                           35             1,220,947.60                   1.18
              121 to 180                          486            30,631,380.42                  29.48
              181 to 240                           67             4,403,100.87                   4.24
              241 to 300                           13               650,566.26                   0.63
              301 to 360                          754            66,807,984.54                  64.31
           Greater than 360                         4               121,876.78                   0.12
                                         ---------------------------------------------------------------------------
                 TOTAL                          1,362          $103,889,813.66                 100.00%



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 1

PROPERTY TYPE
                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
        PROPERTY TYPE                     MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 1 OUTSTANDING


Single Family                                   1,097           $82,368,254.89                  79.28%
2-Family                                           66             6,158,490.00                   5.93
PUD                                                39             4,537,407.20                   4.37
Condominium                                        57             3,947,188.77                   3.80
Mobile Home                                        35             1,856,326.49                   1.79
4-Family                                           13             1,457,257.71                   1.40
3-Family                                           12             1,269,727.91                   1.22
Townhouse                                          23             1,058,151.38                   1.02
Manufactured                                       12               596,559.61                   0.57
High Rise Condominium                               3               333,072.84                   0.32
Low Rise Condominium                                4               248,191.21                   0.24
Multi-Family                                        1                59,185.65                   0.06
                                         ---------------------------------------------------------------------------
                 TOTAL                          1,362          $103,889,813.66                 100.00%



OCCUPANCY
                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
        OCCUPANCY STATUS                  MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 1 OUTSTANDING


Primary                                         1,186           $94,764,022.58                  91.22%
Investor                                          168             8,432,064.64                   8.12
Secondary                                           8               693,726.44                   0.67
                                         ---------------------------------------------------------------------------
                 TOTAL                          1,362          $103,889,813.66                 100.00%



PURPOSE
                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
        PURPOSE                           MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 1 OUTSTANDING


Equity Refinance                                  569           $46,471,781.24                  44.73%
Purchase                                          518            38,759,045.26                  37.31
Rate/Term Refinance                               270            18,398,406.56                  17.71
Unknown                                             5               260,580.60                   0.25
                                         ---------------------------------------------------------------------------
                 TOTAL                          1,362          $103,889,813.66                 100.00%



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 1


CURRENT LOAN RATE
                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
        CURRENT LOAN RATE                 MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 1 OUTSTANDING


           5.001% to  5.500%                        2              $120,465.56                   0.12%
           5.501% to  6.000%                        4               259,641.10                   0.25
           6.001% to  6.500%                        6               434,110.34                   0.42
           6.501% to  7.000%                       25             1,986,158.21                   1.91
           7.001% to  7.500%                       32             3,457,799.18                   3.33
           7.501% to  8.000%                       86             7,659,008.71                   7.37
           8.001% to  8.500%                       98             8,946,052.19                   8.61
           8.501% to  9.000%                      109             9,367,778.31                   9.02
           9.001% to  9.500%                      120             9,983,669.57                   9.61
           9.501% to 10.000%                      186            16,034,913.43                  15.43
          10.001% to 10.500%                      141            10,507,570.64                  10.11
          10.501% to 11.000%                      141            10,596,692.93                  10.20
          11.001% to 11.500%                       92             5,821,003.43                   5.60
          11.501% to 12.000%                      104             6,948,448.65                   6.69
          12.001% to 12.500%                       61             3,497,461.95                   3.37
          12.501% to 13.000%                       44             2,259,030.75                   2.17
          13.001% to 13.500%                       40             2,388,670.69                   2.30
          13.501% to 14.000%                       37             2,058,119.20                   1.98
          14.001% to 14.500%                       11               552,523.73                   0.53
          14.501% to 15.000%                       15               758,134.58                   0.73
          15.001% to 15.500%                        6               141,091.83                   0.14
          15.501% to 16.000%                        1                95,988.57                   0.09
          21.001% to 21.500%                        1                15,480.11                   0.01
                                         ---------------------------------------------------------------------------
                 TOTAL                          1,362          $103,889,813.66                 100.00%


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 1


ORIGINAL LOAN-TO-VALUE RATIO
                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
  ORIGINAL LOAN-TO-VALUE RATIO            MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 1 OUTSTANDING


            10.01% to 20.00%                       4               $85,343.19                   0.08%
            20.01% to 30.00%                       7               250,902.65                   0.24
            30.01% to 40.00%                      26             1,467,162.47                   1.41
            40.01% to 50.00%                      34             2,202,844.45                   2.12
            50.01% to 60.00%                      54             2,959,594.57                   2.85
            60.01% to 70.00%                     178            11,009,166.52                  10.60
            70.01% to 80.00%                     409            33,515,942.48                  32.26
            80.01% to 90.00%                     338            28,957,106.41                  27.87
           90.01% to 100.00%                     256            19,395,311.43                  18.67
          100.01% to 110.00%                      44             3,324,585.18                   3.20
          110.01% to 120.00%                       7               450,303.66                   0.43
          120.01% to 130.00%                       5               271,550.65                   0.26
                                         ---------------------------------------------------------------------------
                 TOTAL                          1,362          $103,889,813.66                 100.00%




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 1


STATE OR TERRITORY
                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
     STATE OR TERRITORY                   MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 1 OUTSTANDING


Florida                                           158           $11,434,643.14                  11.01%
California                                         82            10,193,229.28                   9.81
Texas                                             177            10,154,579.94                   9.77
New York                                           82             9,843,542.42                   9.47
Michigan                                          131             6,043,095.96                   5.82
New Jersey                                         42             5,061,399.02                   4.87
Ohio                                               72             4,865,454.66                   4.68
North Carolina                                     63             4,300,245.21                   4.14
Illinois                                           42             3,731,045.22                   3.59
Pennsylvania                                       55             3,481,886.39                   3.35
Georgia                                            44             3,039,623.76                   2.93
Tennessee                                          39             2,960,272.93                   2.85
Washington                                         20             2,796,301.37                   2.69
Indiana                                            45             2,594,001.70                   2.50
Virginia                                           31             2,506,614.30                   2.41
Maryland                                           28             2,419,886.85                   2.33
Massachusetts                                      14             1,527,212.21                   1.47
Missouri                                           23             1,472,781.21                   1.42
South Carolina                                     21             1,365,508.46                   1.31
Connecticut                                         9             1,336,943.65                   1.29
Arizona                                            16             1,008,706.00                   0.97
Colorado                                           11               966,722.72                   0.93
District of Columbia                               10               950,866.65                   0.92
Mississippi                                        14               929,297.78                   0.89
Nevada                                              8               853,696.36                   0.82
Louisiana                                          13               787,968.77                   0.76
Minnesota                                           5               689,156.80                   0.66
Alabama                                            15               593,611.22                   0.57
Oregon                                              9               585,073.05                   0.56
Oklahoma                                            8               568,219.36                   0.55
Kentucky                                           12               562,295.48                   0.54
New Mexico                                          5               501,490.28                   0.48
Wisconsin                                           5               485,604.62                   0.47
West Virginia                                       6               469,545.25                   0.45
Iowa                                                9               439,903.09                   0.42
Hawaii                                              5               349,565.35                   0.34
Alaska                                              3               332,463.45                   0.32
Idaho                                               5               281,274.16                   0.27
Kansas                                              5               224,232.67                   0.22
Utah                                                2               205,911.16                   0.20
Arkansas                                            4               190,921.78                   0.18
North Dakota                                        2               187,750.93                   0.18
Rhode Island                                        2               128,384.23                   0.12
Montana                                             2               112,447.74                   0.11
Puerto Rico                                         2                97,492.01                   0.09
Nebraska                                            4                93,735.54                   0.09
Vermont                                             1                82,705.89                   0.08
New Hampshire                                       1                82,503.64                   0.08
                                        ----------------------------------------------------------------------------
                 TOTAL                          1,362          $103,889,813.66                 100.00%






The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 1


DOCUMENTATION
                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
       DOCUMENTATION LEVEL                MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 1 OUTSTANDING


Full Documentation                                890           $71,683,464.96                  69.00%
Stated Income                                     132            11,333,809.85                  10.91
Alternate Documentation                            96             8,095,325.40                   7.79
No Documentation                                  117             5,795,149.49                   5.58
Limited Documentation                              90             4,987,913.88                   4.80
Missing Documentation                              31             1,686,463.69                   1.62
Streamlined Documentation                           6               307,686.39                   0.30
                                        ----------------------------------------------------------------------------
                 TOTAL                          1,362          $103,889,813.66                 100.00%



PERFORMANCE STATUS
                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
        STATUS                            MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 1 OUTSTANDING


Current                                         1,193           $89,532,261.07                  86.18%
30 Days Past Due                                  101             8,958,140.77                   8.62
60 Days Past Due                                    3               227,996.47                   0.22
Re-performing                                      65             5,171,415.35                   4.98
                                        ----------------------------------------------------------------------------
                 TOTAL                          1,362          $103,889,813.66                 100.00%






The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2


PRINCIPAL BALANCE
                                                                                         % OF AGGREGATE
                                           NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
        PRINCIPAL BALANCE               MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 2 OUTSTANDING


            $.01 to  50,000.00               204            $7,785,248.67                   6.33%
      $50,000.01 to 100,000.00               436            31,395,763.46                  25.51
     $100,000.01 to 150,000.00               229            27,877,981.84                  22.65
     $150,000.01 to 200,000.00               101            17,590,488.55                  14.29
     $200,000.01 to 250,000.00                55            12,271,460.74                   9.97
     $250,000.01 to 300,000.00                33             9,049,293.90                   7.35
     $300,000.01 to 350,000.00                27             8,845,683.63                   7.19
     $350,000.01 to 400,000.00                12             4,527,385.18                   3.68
     $400,000.01 to 450,000.00                 4             1,704,011.36                   1.38
     $450,000.01 to 500,000.00                 3             1,460,614.88                   1.19
     $500,000.01 to 550,000.00                 1               546,867.83                   0.44
                                       ---------------------------------------------------------------------------
                 TOTAL                     1,105          $123,054,800.04                 100.00%



ORIGINAL TERM
                                                                                         % OF AGGREGATE
                                           NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
        ORIGINAL TERM (MONTHS)          MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 2 OUTSTANDING


               121 to 180                          42            $3,314,323.07                   2.69%
               301 to 360                       1,063           119,740,476.97                  97.31
                                         ---------------------------------------------------------------------------
                 TOTAL                          1,105          $123,054,800.04                 100.00%





The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2


PROPERTY TYPE
                                                                                         % OF AGGREGATE
                                           NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
        PROPERTY TYPE                   MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 2 OUTSTANDING


Single Family                                     943          $103,613,892.97                  84.20%
PUD                                                30             5,539,655.78                   4.50
Condominium                                        51             5,397,296.78                   4.39
2-Family                                           43             4,643,675.30                   3.77
4-Family                                           10             1,425,936.69                   1.16
3-Family                                            8               882,723.43                   0.72
Mobile Home                                        11               691,067.21                   0.56
Townhouse                                           4               378,342.83                   0.31
Low Rise Condominium                                3               318,029.43                   0.26
High Rise Condominium                               1                90,064.19                   0.07
Manufactured                                        1                74,115.43                   0.06
                                         ---------------------------------------------------------------------------
                 TOTAL                          1,105          $123,054,800.04                 100.00%



OCCUPANCY
                                                                                         % OF AGGREGATE
                                           NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
        OCCUPANCY STATUS                 MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 2 OUTSTANDING


Primary                                         1,039          $117,507,637.57                  95.49%
Investor                                           62             4,980,225.26                   4.05
Secondary                                           4               566,937.21                   0.46
                                         ---------------------------------------------------------------------------
                 TOTAL                          1,105          $123,054,800.04                 100.00%



PURPOSE
                                                                                         % OF AGGREGATE
                                           NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
        PURPOSE                         MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 2 OUTSTANDING


Equity Refinance                                  479           $57,769,805.43                  46.95%
Purchase                                          424            46,267,000.65                  37.60
Rate/Term Refinance                               202            19,017,993.96                  15.45
                                         ---------------------------------------------------------------------------
                 TOTAL                          1,105          $123,054,800.04                 100.00%





The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2


CURRENT LOAN RATE
                                                                                         % OF AGGREGATE
                                           NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
        CURRENT LOAN RATE               MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 2 OUTSTANDING


           5.501% to  6.000%                        1              $259,225.58                   0.21%
           6.501% to  7.000%                        2               742,938.04                   0.60
           7.001% to  7.500%                       18             5,190,058.35                   4.22
           7.501% to  8.000%                        8             1,707,852.35                   1.39
           8.001% to  8.500%                       11             1,289,064.30                   1.05
           8.501% to  9.000%                       40             5,836,777.28                   4.74
           9.001% to  9.500%                       51             8,082,913.23                   6.57
           9.501% to 10.000%                      119            17,065,648.53                  13.87
          10.001% to 10.500%                      130            16,328,937.53                  13.27
          10.501% to 11.000%                      174            19,172,271.65                  15.58
          11.001% to 11.500%                      125            13,007,067.15                  10.57
          11.501% to 12.000%                      123            10,744,057.03                   8.73
          12.001% to 12.500%                       84             7,403,227.97                   6.02
          12.501% to 13.000%                       70             5,667,274.71                   4.61
          13.001% to 13.500%                       70             5,185,860.74                   4.21
          13.501% to 14.000%                       43             2,869,174.82                   2.33
          14.001% to 14.500%                       17             1,250,357.30                   1.02
          14.501% to 15.000%                        7               723,249.50                   0.59
          15.001% to 15.500%                        9               428,727.46                   0.35
          15.501% to 16.000%                        2                66,795.43                   0.05
          16.001% to 16.500%                        1                33,321.09                   0.03
                                         ---------------------------------------------------------------------------
                 TOTAL                          1,105          $123,054,800.04                 100.00%





The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2


ORIGINAL LOAN-TO-VALUE RATIO
                                                                                         % OF AGGREGATE
                                           NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
       ORIGINAL LOAN-TO-VALUE RATIO     MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 2 OUTSTANDING


             0.00% to  10.00%                       1               $70,066.10                   0.06%
            10.01% to  20.00%                       1                39,987.35                   0.03
            20.01% to  30.00%                       5               337,968.76                   0.27
            30.01% to  40.00%                       7               554,064.27                   0.45
            40.01% to  50.00%                      21             2,166,431.53                   1.76
            50.01% to  60.00%                      27             2,306,018.76                   1.87
            60.01% to  70.00%                     113            12,348,676.51                  10.04
            70.01% to  80.00%                     593            65,561,957.63                  53.28
            80.01% to  90.00%                     315            37,303,030.52                  30.31
            90.01% to 100.00%                      16             1,871,599.15                   1.52
           100.01% to 110.00%                       5               431,373.07                   0.35
           110.01% to 120.00%                       1                63,626.39                   0.05
                                         ---------------------------------------------------------------------------
                 TOTAL                          1,105          $123,054,800.04                 100.00%



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2


STATE OR TERRITORY
                                                                                         % OF AGGREGATE
                                           NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
        STATE OR TERRITORY              MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 2 OUTSTANDING


California                                        177           $35,758,486.93                  29.06%
Florida                                           130            11,407,859.79                   9.27
Ohio                                               75             5,516,566.36                   4.48
Michigan                                           78             5,512,212.07                   4.48
Illinois                                           54             4,898,072.74                   3.98
New Jersey                                         37             4,530,873.51                   3.68
Hawaii                                             18             4,106,793.16                   3.34
Washington                                         30             4,104,077.46                   3.34
Georgia                                            28             3,074,182.36                   2.50
North Carolina                                     35             2,955,614.47                   2.40
Texas                                              30             2,884,386.29                   2.34
Missouri                                           38             2,670,448.01                   2.17
Colorado                                           20             2,598,539.85                   2.11
Arizona                                            21             2,434,487.22                   1.98
Connecticut                                        18             2,248,943.69                   1.83
Massachusetts                                      14             2,203,334.91                   1.79
Maryland                                           20             2,096,397.07                   1.70
Minnesota                                          19             2,072,630.37                   1.68
Nevada                                             13             1,947,989.35                   1.58
New York                                           20             1,893,709.86                   1.54
Pennsylvania                                       27             1,845,801.39                   1.50
Indiana                                            28             1,593,194.30                   1.29
Virginia                                           12             1,549,711.69                   1.26
Tennessee                                          19             1,461,799.57                   1.19
South Carolina                                     17             1,172,395.63                   0.95
Louisiana                                          12             1,043,772.53                   0.85
Utah                                                8               977,903.23                   0.79
Oklahoma                                           12               975,756.11                   0.79
Kentucky                                           14               862,657.74                   0.70
Oregon                                              8               803,617.63                   0.65
Alabama                                             8               779,507.83                   0.63
Wisconsin                                           9               751,765.75                   0.61
Iowa                                                9               707,772.01                   0.58
Nebraska                                            8               554,252.73                   0.45
Delaware                                            4               432,661.54                   0.35
Mississippi                                         7               389,835.67                   0.32
District of Columbia                                4               383,608.88                   0.31
Rhode Island                                        4               359,367.70                   0.29
Idaho                                               5               357,406.03                   0.29
New Hampshire                                       4               353,424.40                   0.29
North Dakota                                        2               188,714.02                   0.15
Maine                                               3               186,027.08                   0.15
Montana                                             2               125,844.61                   0.10
New Mexico                                          2               121,528.30                   0.10
South Dakota                                        1                96,966.30                   0.08
Kansas                                              1                63,901.90                   0.05
                                        ----------------------------------------------------------------------------
                 TOTAL                          1,105          $123,054,800.04                 100.00%




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2



DOCUMENTATION
                                                                                         % OF AGGREGATE
                                           NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
        DOCUMENTATION LEVEL             MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 2 OUTSTANDING


Full Documentation                                841           $90,022,262.74                  73.16%
Stated Income                                     146            21,368,823.57                  17.37
Limited Documentation                              67             6,335,558.97                   5.15
Alternate Documentation                            33             3,445,691.42                   2.80
No Documentation                                   12             1,171,697.14                   0.95
Streamlined Documentation                           3               524,618.31                   0.43
Missing Documentation                               3               186,147.89                   0.15
                                        ----------------------------------------------------------------------------
                 TOTAL                          1,105          $123,054,800.04                 100.00%



PERFORMANCE STATUS
                                                                                         % OF AGGREGATE
                                           NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
           STATUS                       MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 2 OUTSTANDING


Current                                         1,033          $117,078,596.78                  95.14%
30 Days Past Due                                   54             4,517,286.75                   3.67
60 Days Past Due                                    1                47,293.24                   0.04
Re-performing                                      17             1,411,623.27                   1.15
                                        ----------------------------------------------------------------------------
                 TOTAL                          1,105          $123,054,800.04                 100.00%






The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2


MAXIMUM LOAN RATE
                                                                                         % OF AGGREGATE
                                           NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
        MAXIMUM LOAN RATE               MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 2 OUTSTANDING


           10.501% to 11.000%                       4              $518,510.85                   0.42%
           11.001% to 11.500%                       5               453,825.11                   0.37
           11.501% to 12.000%                       3               825,699.76                   0.67
           12.001% to 12.500%                      16             4,295,444.12                   3.49
           12.501% to 13.000%                      11             2,050,384.63                   1.67
           13.001% to 13.500%                       6             1,072,629.30                   0.87
           13.501% to 14.000%                       5               277,263.57                   0.23
           14.001% to 14.500%                      12             1,449,903.84                   1.18
           14.501% to 15.000%                      39             5,481,171.62                   4.45
           15.001% to 15.500%                      35             5,010,926.07                   4.07
           15.501% to 16.000%                     107            14,969,855.51                  12.17
           16.001% to 16.500%                     129            15,797,472.18                  12.84
           16.501% to 17.000%                     174            19,700,569.34                  16.01
           17.001% to 17.500%                     148            15,873,083.70                  12.90
           17.501% to 18.000%                     159            14,752,786.96                  11.99
           18.001% to 18.500%                      98             9,241,330.39                   7.51
           18.501% to 19.000%                      60             4,724,851.89                   3.84
           19.001% to 19.500%                      36             2,618,316.32                   2.13
           19.501% to 20.000%                      26             2,249,476.42                   1.83
           20.001% to 20.500%                      17               827,560.16                   0.67
           20.501% to 21.000%                       9               568,002.13                   0.46
           21.001% to 21.500%                       3               179,062.20                   0.15
           21.501% to 22.000%                       2                83,818.54                   0.07
           22.501% to 23.000%                       1                32,855.43                   0.03
                                        ----------------------------------------------------------------------------
                 TOTAL                          1,105          $123,054,800.04                 100.00%


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2



MINIMUM LOAN RATE
                                                                                             % OF AGGREGATE
                                                NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE OF
         MINIMUM LOAN RATE                  MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 2 OUTSTANDING


            2.501% to  3.000%                      11            $1,695,617.83                   1.38%
            3.001% to  3.500%                       1               138,410.64                   0.11
            4.001% to  4.500%                       1                75,931.26                   0.06
            4.501% to  5.000%                       2               207,798.47                   0.17
            5.001% to  5.500%                       3               643,303.85                   0.52
            5.501% to  6.000%                       1               259,225.58                   0.21
            6.501% to  7.000%                       5             1,137,281.31                   0.92
            7.001% to  7.500%                      14             3,483,423.19                   2.83
            7.501% to  8.000%                       8             1,611,462.51                   1.31
            8.001% to  8.500%                       7               915,309.67                   0.74
            8.501% to  9.000%                      42             6,305,522.58                   5.12
            9.001% to  9.500%                      58             8,912,734.42                   7.24
            9.501% to 10.000%                     139            18,856,705.57                  15.32
           10.001% to 10.500%                     154            18,429,857.09                  14.98
           10.501% to 11.000%                     200            21,116,849.84                  17.16
           11.001% to 11.500%                     137            13,799,254.28                  11.21
           11.501% to 12.000%                     124            11,366,487.95                   9.24
           12.001% to 12.500%                      76             6,077,492.48                   4.94
           12.501% to 13.000%                      52             3,754,863.33                   3.05
           13.001% to 13.500%                      28             1,758,687.51                   1.43
           13.501% to 14.000%                      28             1,852,181.77                   1.51
           14.001% to 14.500%                       8               382,557.93                   0.31
           14.501% to 15.000%                       2                86,786.55                   0.07
           15.001% to 15.500%                       2               120,259.00                   0.10
           15.501% to 16.000%                       2                66,795.43                   0.05
                                        ----------------------------------------------------------------------------
                 TOTAL                          1,105          $123,054,800.04                 100.00%



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2



GROSS MARGIN
                                                                                         % OF AGGREGATE
                                           NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
        GROSS MARGIN                    MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 2 OUTSTANDING


           2.001% to   2.500%                       1               $75,931.26                   0.06%
           2.501% to   3.000%                      40             8,608,749.43                   7.00
           3.001% to   3.500%                       2               105,516.41                   0.09
           3.501% to   4.000%                       9               860,511.99                   0.70
           4.001% to   4.500%                       8               779,194.33                   0.63
           4.501% to   5.000%                      26             2,596,073.10                   2.11
           5.001% to   5.500%                      64             7,214,610.29                   5.86
           5.501% to   6.000%                     227            26,763,163.07                  21.75
           6.001% to   6.500%                     327            37,245,677.78                  30.27
           6.501% to   7.000%                     229            25,275,256.92                  20.54
           7.001% to   7.500%                      99             8,100,558.27                   6.58
           7.501% to   8.000%                      42             3,321,604.31                   2.70
           8.001% to   8.500%                      21             1,570,420.42                   1.28
           8.501% to   9.000%                       7               421,477.40                   0.34
           9.001% to   9.500%                       1                33,321.09                   0.03
           9.501% to  10.000%                       2                82,733.97                   0.07
                                        ----------------------------------------------------------------------------
                 TOTAL                          1,105          $123,054,800.04                 100.00%



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2



INITIAL PERIODIC RATE CAP
                                                                                         % OF AGGREGATE
                                           NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
INITIAL PERIODIC RATE CAP                MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 2 OUTSTANDING


                1.000%                            136           $12,782,276.28                  10.39%
                1.500%                            190            24,054,650.80                  19.55
                2.000%                             23             3,012,106.85                   2.45
                3.000%                            734            76,609,615.06                  62.26
                5.000%                             20             5,973,698.84                   4.85
                6.000%                              2               622,452.21                   0.51
                                        ----------------------------------------------------------------------------
                 TOTAL                          1,105          $123,054,800.04                 100.00%



SUBSEQUENT PERIODIC RATE CAP
                                                                                         % OF AGGREGATE
                                           NUMBER OF        PRINCIPAL BALANCE         PRINCIPAL BALANCE OF
SUBSEQUENT PERIODIC RATE CAP            MORTGAGE LOANS         OUTSTANDING          LOAN GROUP 2 OUTSTANDING


                 1.000                            847           $88,511,849.26                  71.93%
                 1.500                            221            26,189,478.20                  21.28
                 2.000                             36             8,271,913.61                   6.72
                 3.000                              1                81,558.97                   0.07
                                        ----------------------------------------------------------------------------
                 TOTAL                          1,105          $123,054,800.04                 100.00%


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                             PREPAYMENT ASSUMPTIONS
                             ----------------------



The tables on pages 35 through 38 were prepared assuming a percentage of the 100% Prepay Assumption. The 100% Prepay Assumption is based on the following:


------------------------------------ -------------------------------------------
             Loan Type                                  CPR
------------------------------------ -------------------------------------------
Group 1 FHA/VA Loans                                   12.0%
------------------------------------ -------------------------------------------
Group 1 Non-FHA/VA Loans                               21.0%
------------------------------------ -------------------------------------------




The following prepayment vector applies only to the Group 2 Loans and represents 100% PPC:

------------------------------------ -------------------------------------------
              Months                                    CPR
------------------------------------ -------------------------------------------
1-10                                       3.5% to 35.0% over 10 months*
------------------------------------ -------------------------------------------
11-22                                                  35.0%
------------------------------------ -------------------------------------------
23-25                                                  50.0%
------------------------------------ -------------------------------------------
26-34                                                  35.0%
------------------------------------ -------------------------------------------
35-37                                                  50.0%
------------------------------------ -------------------------------------------
38 and each month thereafter                           35.0%
------------------------------------ -------------------------------------------

* 3.5% in the first month, increasing by 3.5% each subsequent month, until it builds up to 35.0% in month 10.









The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                           BOND SUMMARY (TO MATURITY)
                           --------------------------


The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.


A-1F (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    9.24          2.00           1.35          1.00          0.78          0.63          0.44
First Principal Payment Date        03/25/2001    03/25/2001     03/25/2001    03/25/2001    03/25/2001    03/25/2001    03/25/2001
Last Principal Payment Date         01/25/2014    07/25/2005     02/25/2004    05/25/2003    11/25/2002    07/25/2002    02/25/2002
Payment Windows (mos.)                  155           53             36            27            21            17            12



A-2F (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    14.80         6.04           4.20          3.01          2.19          1.78          1.25
First Principal Payment Date        01/25/2014    07/25/2005     02/25/2004    05/25/2003    11/25/2002    07/25/2002    02/25/2002
Last Principal Payment Date         11/25/2018    01/25/2009     09/25/2006    06/25/2005    11/25/2003    05/25/2003    09/25/2002
Payment Windows (mos.)                  59            43             32            26            13            11             8



A-3F (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    19.93         9.99           7.10          5.49          4.31          2.90          1.85
First Principal Payment Date        11/25/2018    01/25/2009     09/25/2006    06/25/2005    11/25/2003    05/25/2003    09/25/2002
Last Principal Payment Date         05/25/2023    05/25/2013     03/25/2010    03/25/2008    02/25/2007    08/25/2006    05/25/2003
Payment Windows (mos.)                  55            53             43            34            40            40             9



A-1A (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    20.92         5.78           4.01          2.94          2.22          1.68          0.79
First Principal Payment Date        03/25/2001    03/25/2001     03/25/2001    03/25/2001    03/25/2001    03/25/2001    03/25/2001
Last Principal Payment Date         09/25/2030    08/25/2026     07/25/2022    05/25/2018    02/25/2015    04/25/2013    05/25/2003
Payment Windows (mos.)                  355           306           257            207           168           146           27




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                           BOND SUMMARY (TO MATURITY)
                           --------------------------


The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

M-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    25.15         9.77           6.81          5.36          4.74          4.79          2.92
First Principal Payment Date        07/25/2021    06/25/2005     03/25/2004    06/25/2004    09/25/2004    01/25/2005    05/25/2003
Last Principal Payment Date         05/25/2030    12/25/2022     07/25/2017    01/25/2014    10/25/2011    11/25/2009    11/25/2009
Payment Windows (mos.)                  107           211           161            116           86            59            79



M-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    25.13         9.65           6.70          5.21          4.45          4.16          5.64
First Principal Payment Date        07/25/2021    06/25/2005     03/25/2004    04/25/2004    06/25/2004    08/25/2004    08/25/2005
Last Principal Payment Date         02/25/2030    01/25/2021     08/25/2015    11/25/2012    06/25/2010    09/25/2008    12/25/2008
Payment Windows (mos.)                  104           188           138            104           73            50            41



B-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    25.07         9.35           6.53          4.98          4.18          3.79          3.93
First Principal Payment Date        07/25/2021    06/25/2005     03/25/2004    03/25/2004    04/25/2004    05/25/2004    09/25/2004
Last Principal Payment Date         10/25/2029    07/25/2018     11/25/2013    02/25/2011    01/25/2009    07/25/2007    08/25/2005
Payment Windows (mos.)                  100           158           117            84            58            39            12



B-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    24.78         8.56           5.83          4.41          3.68          3.32          3.29
First Principal Payment Date        07/25/2021    06/25/2005     03/25/2004    03/25/2004    03/25/2004    03/25/2004    04/25/2004
Last Principal Payment Date         11/25/2028    09/25/2014     04/25/2011    09/25/2008    01/25/2007    11/25/2005    09/25/2004
Payment Windows (mos.)                  89            112            86            55            35            21             6




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                             BOND SUMMARY (TO CALL)
                             ----------------------


The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.


A-1F (TO CALL)*
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    9.24          2.00           1.35          1.00          0.78          0.63          0.44
First Principal Payment Date        03/25/2001    03/25/2001     03/25/2001    03/25/2001    03/25/2001    03/25/2001    03/25/2001
Last Principal Payment Date         01/25/2014    07/25/2005     02/25/2004    05/25/2003    11/25/2002    07/25/2002    02/25/2002
Payment Windows (mos.)                  155           53             36            27            21            17            12



A-2F (TO CALL)*
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    14.80         6.04           4.20          3.01          2.19          1.78          1.25
First Principal Payment Date        01/25/2014    07/25/2005     02/25/2004    05/25/2003    11/25/2002    07/25/2002    02/25/2002
Last Principal Payment Date         11/25/2018    01/25/2009     09/25/2006    06/25/2005    11/25/2003    05/25/2003    09/25/2002
Payment Windows (mos.)                  59            43             32            26            13            11             8



A-3F (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    19.93         9.99           7.10          5.49          4.30          2.80          1.85
First Principal Payment Date        11/25/2018    01/25/2009     09/25/2006    06/25/2005    11/25/2003    05/25/2003    09/25/2002
Last Principal Payment Date         05/25/2023    05/25/2013     03/25/2010    03/25/2008    10/25/2006    08/25/2005    05/25/2003
Payment Windows (mos.)                  55            53             43            34            36            28             9



A-1A (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    20.80         5.16           3.53          2.53          1.88          1.40          0.79
First Principal Payment Date        03/25/2001    03/25/2001     03/25/2001    03/25/2001    03/25/2001    03/25/2001    03/25/2001
Last Principal Payment Date         10/25/2028    03/25/2014     11/25/2010    05/25/2008    10/25/2006    08/25/2005    05/25/2003
Payment Windows (mos.)                  332           157           117            87            68            54            27

*   Bond is not affected by call.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                             BOND SUMMARY (TO CALL)
                             ----------------------


The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

M-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    24.98         8.94           6.21          4.82          4.29          4.32          2.60
First Principal Payment Date        07/25/2021    06/25/2005     03/25/2004    06/25/2004    09/25/2004    01/25/2005    05/25/2003
Last Principal Payment Date         10/25/2028    03/25/2014     11/25/2010    05/25/2008    10/25/2006    08/25/2005    01/25/2004
Payment Windows (mos.)                  88            106            81            48            26             8             9



M-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    24.98         8.94           6.21          4.76          4.08          3.85          2.87
First Principal Payment Date        07/25/2021    06/25/2005     03/25/2004    04/25/2004    06/25/2004    08/25/2004    01/25/2004
Last Principal Payment Date         10/25/2028    03/25/2014     11/25/2010    05/25/2008    10/25/2006    08/25/2005    01/25/2004
Payment Windows (mos.)                  88            106            81            50            29            13             1



B-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    24.98         8.94           6.21          4.72          3.98          3.61          2.87
First Principal Payment Date        07/25/2021    06/25/2005     03/25/2004    03/25/2004    04/25/2004    05/25/2004    01/25/2004
Last Principal Payment Date         10/25/2028    03/25/2014     11/25/2010    05/25/2008    10/25/2006    08/25/2005    01/25/2004
Payment Windows (mos.)                  88            106            81            51            31            16             1



B-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    24.78         8.55           5.82          4.40          3.68          3.32          2.87
First Principal Payment Date        07/25/2021    06/25/2005     03/25/2004    03/25/2004    03/25/2004    03/25/2004    01/25/2004
Last Principal Payment Date         10/25/2028    03/25/2014     11/25/2010    05/25/2008    10/25/2006    08/25/2005    01/25/2004
Payment Windows (mos.)                  88            106            81            51            32            18             1



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        C-BASS MORTGAGE LOAN
        ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
        $224,676,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                           CLASS A-1A MAXIMUM RATE CAP
                           ---------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                         A-1A         A-1A                           A-1A        A-1A                            A-1A       A-1A
 Period   Pay Date    Max Rate*    Max Rate**  Period   Pay Date   Max Rate*  Max Rate**  Period   Pay Date   Max Rate*   Max Rate**
====================================================================================================================================
    1     03/25/2001       N/A         N/A     34     12/25/2003    13.785%     10.304%    67     09/25/2006    15.509%     10.024%
    2     04/25/2001     9.537%      9.537%    35     01/25/2004    13.412%      9.978%    68     10/25/2006    16.019%     10.367%
    3     05/25/2001     9.855%      9.855%    36     02/25/2004    13.504%      9.989%    69     11/25/2006    15.494%     10.041%
    4     06/25/2001     9.760%      9.402%    37     03/25/2004    14.446%     10.686%    70     12/25/2006    16.001%     10.384%
    5     07/25/2001    10.119%      9.711%    38     04/25/2004    13.409%      9.918%    71     01/25/2007    15.475%     10.058%
    6     08/25/2001     9.793%      9.400%    39     05/25/2004    13.856%     10.249%    72     02/25/2007    15.463%     10.067%
    7     09/25/2001     9.797%      9.406%    40     06/25/2004    14.136%      9.919%    73     03/25/2007    17.105%     11.156%
    8     10/25/2001    10.128%      9.724%    41     07/25/2004    14.656%     10.249%    74     04/25/2007    15.435%     10.085%
    9     11/25/2001     9.823%      9.404%    42     08/25/2004    14.220%      9.919%    75     05/25/2007    15.932%     10.431%
   10     12/25/2001    10.296%      9.721%    43     09/25/2004    14.220%      9.919%    76     06/25/2007    15.400%     10.105%
   11     01/25/2002     9.990%      9.416%    44     10/25/2004    14.695%     10.250%    77     07/25/2007    15.893%     10.452%
   12     02/25/2002    10.024%      9.429%    45     11/25/2004    14.407%      9.918%    78     08/25/2007    15.358%     10.125%
   13     03/25/2002    11.104%     10.441%    46     12/25/2004    15.398%     10.249%    79     09/25/2007    15.335%     10.136%
   14     04/25/2002    10.033%      9.435%    47     01/25/2005    14.902%      9.918%    80     10/25/2007    15.820%     10.485%
   15     05/25/2002    10.372%      9.753%    48     02/25/2005    14.964%      9.918%    81     11/25/2007    15.282%     10.158%
   16     06/25/2002    10.182%      9.443%    49     03/25/2005    16.570%     10.981%    82     12/25/2007    15.761%     10.508%
   17     07/25/2002    10.625%      9.795%    50     04/25/2005    14.967%      9.919%    83     01/25/2008    15.222%     10.181%
   18     08/25/2002    10.377%      9.498%    51     05/25/2005    15.466%     10.250%    84     02/25/2008    15.189%     10.193%
   19     09/25/2002    10.386%      9.505%    52     06/25/2005    15.397%      9.924%    85     03/25/2008    16.220%     10.908%
   20     10/25/2002    10.741%      9.830%    53     07/25/2005    15.918%     10.261%    86     04/25/2008    15.174%     10.216%
   21     11/25/2002    10.418%      9.514%    54     08/25/2005    15.416%      9.935%    87     05/25/2008    15.680%     10.569%
   22     12/25/2002    11.620%     10.096%    55     09/25/2005    15.422%      9.941%
   23     01/25/2003    11.326%      9.775%    56     10/25/2005    15.942%     10.279%
   24     02/25/2003    11.403%      9.786%    57     11/25/2005    15.441%      9.954%
   25     03/25/2003    12.631%     10.840%    58     12/25/2005    16.035%     10.292%
   26     04/25/2003    11.415%      9.796%    59     01/25/2006    15.520%      9.966%
   27     05/25/2003    11.803%     10.129%    60     02/25/2006    15.522%      9.973%
   28     06/25/2003    11.736%      9.808%    61     03/25/2006    17.186%     11.049%
   29     07/25/2003    12.192%     10.140%    62     04/25/2006    15.523%      9.987%
   30     08/25/2003    11.884%      9.821%    63     05/25/2006    16.040%     10.327%
   31     09/25/2003    11.891%      9.827%    64     06/25/2006    15.521%     10.001%
   32     10/25/2003    12.296%     10.161%    65     07/25/2006    16.035%     10.342%
   33     11/25/2003    11.920%      9.835%    66     08/25/2006    15.514%     10.017%

------------------------------------------------------------------------------------------------------------------------------------



* Assumes all the indices are instantaneously increased to a rate greater than the lifetime rate.

** Assumes that the 1 month LIBOR is instantaneously increased to a rate of 50%.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]